UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 21, 2022

MANNING & NAPIER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35355	45-2609100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Woodcliff Drive, Fairport, New York 14450

(Address of principal executive offices, including zip code)

(585) 325-6880

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Manning & Napier, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 1, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 31, 2022, by and among the Company, Callodine Midco, Inc., a Delaware corporation (“Parent”), Callodine Merger Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent, (“Corp Merger Sub”), Callodine Merger Sub, LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Corp Merger Sub (“LLC Merger Sub” and together with Corp Merger Sub, the “Merger Subs”), and Manning & Napier Group, LLC a Delaware limited liability company (“Group LLC”), which provided for Corp Merger Sub to be merged with and into the Company (the “Corp Merger”), with the Company surviving the Corp Merger as a wholly-owned subsidiary of Parent and LLC Merger Sub merged with and into Group LLC (the “LLC Merger” and together with the Corp Merger, the “Mergers”) with Group LLC surviving the LLC Merger. On October 21, 2022, the Mergers became effective and the Company and Parent took various other actions, as discussed further below.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 21, 2022, pursuant to the terms of the Merger Agreement, the Corp Merger was effected, with Corp Merger Sub being merged with and into the Company and the Company surviving as a wholly-owned subsidiary of Parent. Upon the effective time of the Corp Merger (the “Corp Merger Effective Time”) each share of Class A common stock of the Company, par value $0.01 per share (the “Class A Stock”) and each share of Class B common stock of the Company, par value $0.01 per share (the “Class B Stock” and together with the Class A Stock, the “Shares”), other than (x) dissenting Shares, (y) Shares owned by Parent or held in the treasury of the Company and (z) Shares owned by holders that are party to a rollover agreement with an affiliate of Parent (“TopCo”) and that are designated in such agreement as “Rollover Shares” (such Shares, the “Rollover Shares”), were converted into the right to receive $12.85 in cash, without interest, and subject to deduction for any required withholding tax (the “Merger Consideration”).

At the Corp Merger Effective Time, each outstanding award of restricted stock units (each, a “Company RSU”) to purchase Shares was cancelled and replaced with a restricted stock unit award (a “TopCo RSU”) with respect to a number of shares of common stock of TopCo that is equal to the number of Shares that were subject to such cancelled Company RSU. The replacement TopCo RSUs shall be settled upon vesting in a combination of cash and/or shares of TopCo common stock (with the mix of cash and shares determined by Parent in its sole discretion) valued in the aggregate at (x) the number of shares of TopCo common stock underlying such TopCo RSU multiplied by (y) the Merger Consideration, with shares of TopCo common stock valued for such purpose at the then prevailing Book Value Per Share (as defined in the Merger Agreement) at the time of such settlement.

At the Corp Merger Effective Time, each outstanding option to purchase Shares of Class A Stock was cancelled without consideration, except for certain options to be converted into options of TopCo at closing pursuant to the terms of the Rollover Agreement (as previously described).

The foregoing description, including the portions incorporated by reference herein, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto.

The information in the Introductory Note above and in Item 1.01, Item 3.03, Item 5.01, Item 5.02, Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Mergers, on October 21, 2022, the Company submitted a written request to the New York Stock Exchange (“NYSE”) for the NYSE to cease trading of the Class A Stock on the NYSE and to suspend the listing of the Class A Stock, in each case prior to market open on October 21, 2022, and to file with the SEC an application on Form 25 to delist the Class A Stock from the NYSE and deregister the Class A Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a certification on Form 15 with respect to the Class A Stock requesting the deregistration of the Class A Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

Upon the Corp Merger Effective Time, each issued and outstanding share of Class A Stock (except as described in Item 2.01 above) was cancelled and ceased to exist, and holders of Class A Stock immediately prior to such effective time ceased to have any rights as shareholders of the Company (other than their right to receive $12.85 per share in cash pursuant to the Merger Agreement). The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Corp Merger Effective Time, the Company became a wholly-owned subsidiary of Parent and, accordingly, a change in control of the Company occurred.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, James Morrow, Austin McClintock, and Tyler Bak, the directors of Corp Merger Sub immediately prior to the Corp Merger Effective Time, became the directors of the Company following the consummation of the Corp Merger until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. Immediately thereafter, Marc Mayer and Adam Gusky were also appointed as directors of the Company until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Corp Merger Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. In addition, in connection with the Corp Merger, the bylaws of the Company were amended and restated in their entirety so that they were identical to the bylaws of Corp Merger Sub immediately prior to the Corp Merger. Immediately thereafter, the bylaws of the Company have been amended and restated in their entirety so that the duties and titles of the officers of the Company are identical to the duties and titles of the officers of the Company in the bylaws of the Company immediately prior to the Corp Merger. The amended and restated articles of incorporation of the Company, the second amended and restated bylaws of the Company, and the third amended and restated bylaws of the Company are attached hereto as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, and are incorporated by reference herein.

Item 8.01	Other Events

On October 21, 2022, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 31, 2022, by and among Manning & Napier, Inc., Callodine Midco, Inc., Callodine Merger Sub, Inc., Callodine Merger Sub, LLC and Manning & Napier Group, LLC (incorporated by reference to Exhibit 2.1 to Manning & Napier, Inc.’s Current Report on Form 8-K filed with the SEC on April 1, 2022).

3.1	Amended and Restated Certificate of Incorporation of Manning & Napier, Inc.

3.2	Second Amended and Restated Bylaws of Manning & Napier, Inc.

3.3	Third Amended and Restated Bylaws of Manning & Napier, Inc.

99.1	Press Release of Manning & Napier, Inc., dated October 21, 2022

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNING & NAPIER, INC.

	By:	/s/ Sarah C. Turner
	Name:	Sarah C. Turner
Date: October 21, 2022	Title:	Corporate Secretary